ASA LIMITED

                                     ANNUAL            [Graphic Omitted]
                                     REPORT















                                      2002

ASA LIMITED

Incorporated in the
Republic of South Africa

(Registration No. 1958/01920/06)


ANNUAL REPORT AND
FINANCIAL STATEMENTS

November 30, 2002

DIRECTORS

Robert J.A. Irwin (U.S.A.)
Henry R. Breck (U.S.A.)
Harry M. Conger (U.S.A.)
Chester A. Crocker (U.S.A.)
Joseph C. Farrell (U.S.A.)
James G. Inglis (South Africa)
Malcolm W. MacNaught (U.S.A.)
Ronald L. McCarthy (South Africa)
Robert A. Pilkington (U.S.A.)
A. Michael Rosholt (South Africa)


CONTENTS

Directors' report 2
Chairman's report 2

Portfolio changes (unaudited) 4
Certain investment policies and restrictions 5
Report of independent public accountants 5
Schedule of investments 6
Statements of assets and liabilities 7
Statements of operations 8
Statements of surplus 9
Statements of changes in net assets 9
Notes to financial statements 10
Financial highlights 12
Supplementary information 12
Certain tax information for United States shareholders 13
Dividend reinvestment plan 15
Change in auditors 15
Board of directors 16



OFFICERS

Robert J.A. Irwin, CHAIRMAN OF THE BOARD AND TREASURER
Ronald L. McCarthy, MANAGING DIRECTOR AND SOUTH AFRICAN SECRETARY
Chester A. Crocker, UNITED STATES SECRETARY
Paul K. Wustrack, Jr., ASSISTANT UNITED STATES SECRETARY
Dorothy Faith Kenny, ASSISTANT SOUTH AFRICAN SECRETARY

AUDITORS

Ernst & Young LLP, New York, NY, U.S.A.
Ernst & Young, Johannesburg, South Africa

COUNSEL

Werksmans, Johannesburg, South Africa
Kirkpatrick & Lockhart LLP, Washington, DC, U.S.A.

CUSTODIAN

J.P. Morgan Chase Brooklyn, NY, U.S.A.

SUBCUSTODIAN

Standard Bank of South Africa Limited
Johannesburg, South Africa

FUND ACCOUNTANTS

Kaufman Rossin & Co., PA
Miami, FL, U.S.A.

SHAREHOLDER SERVICES

LGN Associates
Florham Park, NJ, U.S.A.
(973) 377-3535

REGISTERED OFFICE

36 Wierda Road West, Sandton 2196,
South Africa
Website-HTTP://WWW.ASALTD.COM

TRANSFER AGENT

EquiServe Trust Company, N.A.
525 Washington Boulevard, Jersey City, NJ 07310, U.S.A.

COPIES OF THE SEMI-ANNUAL AND ANNUAL REPORTS OF THE COMPANY AND THE LATEST VALUATION OF NET ASSETS PER SHARE MAY BE REQUESTED FROM THE COMPANY, AT ITS REGISTERED OFFICE (011) 27-11 784-0500/1/2, OR FROM LGN ASSOCIATES, LAWRENCE G. NARDOLILLO, C.P.A., P.O. BOX 269, FLORHAM PARK, NEW JERSEY 07932 (973) 377-3535. SHAREHOLDERS ARE REMINDED TO NOTIFY EQUISERVE TRUST COMPANY, N.A. OF ANY CHANGE OF ADDRESS.

DIRECTORS' REPORT (UNAUDITED)

The Directors submit herewith their report together with audited financial statements for the fiscal years ended November 30, 2002 and 2001.

   In addition to the financial  statements there are statements  setting forth:
(1) certain investment policies and restrictions, (2) portfolio changes during the year, (3) financial highlights for the fiscal years ended 1998 through 2002,
(4) supplementary information, (5) certain tax information for United States shareholders, (6) information regarding the Company's dividend reinvestment plan and (7) change in auditors.

   ASA Limited is incorporated in the Republic of South Africa. The accompanying financial statements are reported in United States dollars. (See Notes (l)B and (3) to the financial statements for additional information.)

   At November 30, 2002 the Company's net assets were equivalent to $33.48 per share. The closing price of our Company's stock was $30.06 per share at November 30, 2002, which represented a 10.2% discount to the net asset value. This compares with $21.97 per share at November 30, 2001 at which time the closing price was $19.83, a discount of 9.7% to the net asset value. For the fiscal year ended November 30, 2002 the net assets of the Company per share in United States dollar terms increased by 52%.

   Net investment income for the fiscal year ended November 30, 2002 was equivalent to $.85 per share, as compared to $1.00 per share for the fiscal year ended November 30, 2001. Net realized gains from investments were $.51 per share for the fiscal year ended November 30, 2002 as compared to $3.05 per share for the fiscal year ended November 30, 2001. Net realized (loss) from foreign currency transactions was ($1.13) per share for the fiscal year ended November 30, 2002 as compared to ($.24) per share for the fiscal year ended November 30, 2001.

   The Company paid dividends totaling $.80 per share in U.S. currency during the fiscal year ended November 30, 2002. For the fiscal year ended November 30, 2001, the dividend payments totaled $.80 per share. (See Certain tax information for United States shareholders (pages 13 and 14) for further comments.)

   At our annual meeting convened on February 1, 2002 shareholders were asked to approve two proposals set forth in the proxy statement. Proposal 1 (election of directors) and proposal 2 (ratification of the selection of accountants) passed. At least 7,911,981 shares (approximately 82 percent of the outstanding shares) were voted for the following directors: Robert J.A. Irwin, Henry R. Breck, Harry
M. Conger, Chester A. Crocker, Joseph C. Farrell, James G. Inglis, Malcolm W. MacNaught, Ronald L. McCarthy, Robert A. Pilkington and A. Michael Rosholt. The selection of Arthur Andersen LLP to serve as auditors for the year 2002 was approved by a vote of 7,435,041 shares for, 475,931 shares against and 43,861 abstained.

THE GOLD BULLION MARKET

   At the end of the Company's 2001 fiscal year, the gold price was hovering around the US$270/oz mark. This price was short-lived, however, and by the end of the first quarter 2002 had moved sustainably above the US$300/oz level. The price peaked for the fiscal year at the beginning of June when it rose, intraday, above US$330/oz.

   The bullish fundamentals for the metal began to emerge at the end of 2001 and continued into 2002, and producer hedging was discouraged by the small spread between spot and forward pricing. An unfavorable outlook for the US economy, the ongoing transparency and discipline with respect to central bank sales, continuing industry consolidation and the downtrend in mine supply were all major factors leading to a revival of interest in gold. Higher oil prices and the threat of war in the Middle East also lent important support to the price.

   Despite not being able to breach the US$330/oz level in the closing months of fiscal 2002, the downside seems well supported at US$310/oz. By January of 2003 the price had risen above US$350/oz and it continued to react positively to dollar weakness, declining global equity markets and the threat of war in the Middle East.

THE GOLD SHARE MARKET

   For almost two years, gold shares have had an exceptionally good run. At the end of our fiscal 2001 the Philadelphia Stock Exchange gold and silver index
(XAU) closed at 52.57. At the close of our fiscal 2002 in November, it had risen to 63.38, some 21% higher. The Company's net assets rose during the same period from $21.97 per share to $33.48 per share, an increase of 52.39%. By January 6, 2003 the XAU had risen to 76.52 for a total increase since November 2001 of 45.56%. The Company's net assets for the same period had increased to $41.61 per share for a gain of 89.39%.

THE GOLD MINING INDUSTRY

   While 2001 was a year for rationalizing and restructuring, 2002 has been mostly a year of bedding down all the mergers and acquisitions that took place during the past few years. There have, of course, been additional deals, in particular the successful bid by Newmont/Franco-Nevada for Normandy, the offer for Aurion Gold by Placer Dome and the three-way merger of TVX, Kinross Gold and Echo Bay. The gold industry continues to become more global and more concentrated.

   The South African gold mining sector is currently in good shape. Nevertheless, it is beginning to feel the pinch of the rising cost of labor associated with the recent appreciation of the Rand. The challenge that now faces the south African gold mining industry is how and where it intends to grow. Initial forays have been made into the rest of Africa, Australia and South America with varying degrees of success. More recently Harmony has made an investment in Russia. Gold Fields Limited and Harmony both listed on the NYSE in 2002, and are looking to become more visible in the U.S. where their largest shareholder base now resides.

THE PLATINUM INDUSTRY

   By the late 2002, platinum was expected to remain firm in the US$450 to US$550/oz range for some time to come, underpinned largely by the rapid growth in demand from autocatalysis. The cap for platinum demand at the moment is in other-use categories, like jewelery, which are more price sensitive. These sources of demand appear to weaken considerably when the price moves above US$500/oz. However, in january 2003 the price has moved well above US$600/oz. At these price levels the producers will continue to generate strong cash flows, despite a weak palladium price outlook. A stronger rand in the short term will, however, impact negatively and we have already seen earnings fall from the high base set in 2002. Overall, however, this is a robust industry with solid fundamentals.

PORTFOLIO RESTRUCTURING

   During fiscal 2002 the Company continued to structure the investment portfolio with a more global perspective. To this end disposals were made in Gold Fields Limited, based in South Africa, and further acquisitions were made in Barrick Gold Corporation and Placer Dome Incorporated in Canada, Compania de Minas Buenaventura in Peru and Newcrest Mining in Australia. As part of the Newmont/ Franco-Nevada merger, our holdings in Franco-Nevada Mining Corporation Limited were converted into Newmont Mining Corporation in the U.S.

ECONOMIC ENVIRONMENT

   The Department of Mineral and Energy Affairs released the Socio-Economic Empowerment Charter in the third quarter of the year. The provisions of the Charter as finally approved were broadly in line with expectations, with the most significant one being the attainment of a 26% black empowerment target within ten years and an undertaking by the mining sector to provide and/or underwrite R100bn of empowerment capital. The finalization of the Charter brings to an end a period of extreme uncertainty. The only outstanding issue remains the finalization of the Money Bill relating to royalty payments by the mining industry.

   Exports have been an important contributor to Gross Domestic Product (GDP) growth in South Africa over the past few years. While the rand's decline in recent years has been an important factor in promoting export expansion, current trends of slower global growth will probably start to undermine the export growth path, especially given that rising domestic inflation is partly offsetting the competitive benefits of a weaker rand. Overall, the Producer Price Index increased over 15% during 2002. It is unlikely that South Africa will be able to deliver on its inflation target rate of 3-6%, as measured by the Consumer Price Index (CPI), until late in 2003. Indeed, the CPI is expected to have peaked above 11% in 2002 and average 7.4% in 2003. These inflation prospects have, of course, been driving the Government's aggressive stance on interest rates.

   Despite the 400 basis point interest rate increase this year, there is enough evidence to indicate that overall growth will be higher this year than in 2001. The export sector (in view of the net exports contribution to GDP and its positive effects on domestic production and investment) combined with resilient household demand and higher government spending will provide a widespread support base for GDP growth in 2002. Growth is expected to be around 2.5% relative to 2.2% in 2001.

THE COMPANY'S TAX STATUS

   Shareholders' attention is once again directed to Note 2 to the Financial Statements concerning the Company's tax status. During the year, a number of meetings have been held with our tax advisors and officials of the South African Revenue Service ("SARS") and the Treasury Department to clarify the Company's tax position with regard to the scope of its income tax exemption and the effect of the latest amendments to the South African Income Tax Act. At this time no definitive conclusion is in sight. However, the Company has provided for the tax liability that could arise in the event of an unfavorable decision by the SARS.

                                       * * *

   THE ANNUAL MEETING OF SHAREHOLDERS WILL BE HELD ON THURSDAY, FEBRUARY 27, 2003 AT 10:00 A.M. AT THE OFFICES OF UBS PAINE WEBBER, 1285 AVENUE OF THE AMERICAS, 14TH FLOOR, NEW YORK, NEW YORK USA. WE LOOK FORWARD TO HAVING YOU IN ATTENDANCE.

                                        ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD
                                             AND TREASURER

[Data below represents line graphs in the printed piece]

PHILADELPHIA GOLD & SILVER INDEX (XAU): Monthly average price (unaudited)

"1999"   69
         66
"2000"   64
         65
         59
         56
         59
         59
         54
         52
         52
         45
         44
         51
"2001"   49
         48
         51
         52
         59
         57
         54
         56
         57
         55
         53
         54
"2002"   58
         66
         65
         71
         81
         78
         69
         65
         73
         63
         66



LONDON FREE MARKET GOLD PRICE: Monthly average $ per ounce (audited)

"1999"   291.35
         290.25
         283.3
         293.65
         276.75
         275.05
         272.25
"2000"   288.15
         276.75
         277
         273.65
         264.5
         269.1
         258
         266
         262
         263
         260
         272
"2001"   270
         267
         272
         283
         283
         276
         276
         282
         296
         294
         303
         314
"2002"   321
         313
         310
         319
         317
         319
         -----


================================================================================

PORTFOLIO CHANGES (UNAUDITED)                                         NUMBER OF SHARES/PRINCIPAL AMOUNT
                                                                      ---------------------------------
NET CHANGES DURING THE YEAR ENDED NOVEMBER 30, 2002                       INCREASE        DECREASE
                                                                          --------        --------
            ORDINARY SHARES OF GOLD MINING COMPANIES
            Newcrest Mining Limited--ADRs                                 3 000 000
            Newmont Mining Corporation                                      320 368(1)
            Gold Fields Limited                                                            450 000
            Barrick Gold Corporation                                        348 000
            Placer Dome Incorporated                                         50 000
            Compania de Minas Buenaventura--ADRs                            200 000
            Franco-Nevada Mining Corporation Limited                                       283 000
            FIXED INCOME INVESTMENTS
            Republic of South Africa S150 12% due 2/28/05                                39 000 000(2)

(1) Received in exchange for 400,460 shares of Franco-Nevada Mining Corporation Limited as part of merger.

(2) South African Rand

CERTAIN INVESTMENT POLICIES AND RESTRICTIONS (UNAUDITED)

The following is a summary of certain of the Company's investment policies and restrictions and is subject to the more complete statements contained in the Company's Memorandum of Association (Charter), Articles of Association (By-Laws) and Registration Statement under the United States Investment Company Act of 1940, each as amended:

1. To invest over 50% of the value of its total assets in the common shares or securities convertible into common shares of companies conducting, as the major portion of their business, gold mining and related activites in the Republic of South Africa. It is expected that most of such companies will have reached the production stage. The balance of the Company's total assets, other than minor amounts which may be held in cash, may (i) be invested in common shares or securities convertible into common shares of companies engaged in other business of varied types in the Republic of South Africa, (ii) be held in the form of gold bullion or certificates of deposit therefor to be purchased, directly or indirectly, with South African rand (provided that the Company's holdings in the form of gold bullion or certificates of deposit therefor may not exceed 25% of the value of the Company's total assets) and/or (iii)

be invested in common shares or securities convertible into common shares of companies primarily engaged outside of South Africa in extractive or related industries or in the holding or development of real estate (provided that the Company's investment in such companies may not exceed 20% of the value of the Company's total assets). If investment considerations warrant, the Company may deviate from the foregoing to the extent it temporarily holds its assets in cash, cash equivalents or securities issued or guaranteed by the Government of South Africa (South African Government Securities).

2. Not to invest in securities, except South African government securities, of any issuer if as a result over 20 per cent in value of the Company's total assets would at the time be invested in securities of such issuer provided that no more than 40 per cent of the Company's assets would at the time be invested in securities of companies, each of which exceeds 10 per cent of such value.

3. Not to invest in securities of any class of any issuer (except securities of or guaranteed by the Government of South Africa or an instrumentality thereof) if as a result the Company would at the time own over 10 per cent of such securities outstanding.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and the Board of
Directors of ASA Limited:

   We have audited the accompanying statement of assets and liabilities of ASA Limited (incorporated in the Republic of South Africa), including the schedule of investments, as of November 30, 2002 and the related statements of operations, surplus and changes in net assets, financial highlights and supplementary information for the year then ended. These financial statements, financial highlights and supplementary information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights and supplementary information based on our audit. The financial statements, financial highlights and supplementary information for years presented prior to November 30, 2002 were audited by other auditors who have ceased operations and whose report dated December 18, 2001 expressed an unqualified opinion on those statements, financial highlights and supplementary information.

   We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, financial highlights and supplementary information. Our procedures included the confirmation of securities owned as of November 30, 2002, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In  our  opinion,   the  financial   statements,   financial  highlights  and
supplementary information referred to above present fairly, in all material respects, the financial position of ASA Limited as of November 30, 2002, the results of its operations, the surplus and changes in its net assets, financial highlights and supplementary information for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                          Ernst & Young LLP
                                                          New York, N.Y., U.S.A.

                                                          Ernst & Young
                                                          Johannesburg, SA

January 10, 2003

SCHEDULE OF INVESTMENTS
(NOTE 1)

November 30, 2002

--------------------------------------------------------------------------------------------------------------
                                                                Number of                         Percent of
      Name of Company                                              Shares     Market Value        Net Assets
--------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF GOLD MINING COMPANIES
      AUSTRALIAN GOLD MINES
      Newcrest Mining Limited - ADRs                            3 000 000      $ 9 450 000              2.9%
--------------------------------------------------------------------------------------------------------------
                                                                                 9 450 000              2.9
--------------------------------------------------------------------------------------------------------------
      UNITED STATES GOLD MINES
      Newmont Mining Corporation                                  520 368       12 181 815              3.8
--------------------------------------------------------------------------------------------------------------
                                                                                12 181 815              3.8
--------------------------------------------------------------------------------------------------------------
      SOUTH AFRICAN GOLD MINES
      Anglogold Limited                                         1 194 947       62 843 666             19.6
      Gold Fields Limited                                      10 344 977      111 156 830             34.6
      Harmony Gold Mining Company Limited                           1 336           17 023               --
      Harmony Gold Mining Company Limited - ADRs                2 166 400       27 816 576              8.6
--------------------------------------------------------------------------------------------------------------
                                                                               201 834 095             62.8
--------------------------------------------------------------------------------------------------------------
      CANADIAN GOLD MINES
      Barrick Gold Corporation                                    730 000       10 709 100              3.3
      Placer Dome Incorporated                                    965 312        9 247 689              2.9
--------------------------------------------------------------------------------------------------------------
                                                                                19 956 789              6.2
--------------------------------------------------------------------------------------------------------------
      SOUTH AMERICAN GOLD MINES
      Compania de Minas Buenaventura - ADRs                       450 000       10 111 500              3.1
--------------------------------------------------------------------------------------------------------------
                                                                               253 534 199             78.8
--------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF OTHER COMPANIES
      SOUTH AFRICAN MINING
      Anglo American PLC                                        1 280 000       17 900 422              5.6
      Anglo American Platinum Corporation Limited                 820 500       29 505 730              9.2
      Impala Platinum Holdings Limited                            262 700       16 056 838              5.0
--------------------------------------------------------------------------------------------------------------
                                                                                63 462 990             19.8
--------------------------------------------------------------------------------------------------------------
      Total investments                                                        316 997 189             98.6
      CASH AND OTHER ASSETS LESS LIABILITIES                                     4 426 038              1.4
--------------------------------------------------------------------------------------------------------------
      Net assets                                                              $321 423 227            100.0%
--------------------------------------------------------------------------------------------------------------

      There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale. The notes to the financial statements form an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES

----------------------------------------------------------------------------------------------------------------------
                                                                                 November 30,           November 30,
   ASSETS                                                                                2002                   2001
----------------------------------------------------------------------------------------------------------------------
   Investments, at market value (Note 1)
      Gold mining companies -
         Cost $120 148 921 in 2002
            $114 303 334 in 2001                                                 $253 534 199           $135 808 528
      Other companies -
         Cost $26 678 003 in 2002 and 2001                                         63 462 990             59 088 427
      Fixed income investments -
         Cost $4 934 397 in 2001                                                           --              4 046 940
----------------------------------------------------------------------------------------------------------------------
                                                                                  316 997 189            198 943 895
----------------------------------------------------------------------------------------------------------------------
   Cash                                                                             8 225 357              6 157 670
   Bank time deposits                                                                      --              6 500 000
   Dividends and interest receivable                                                  138 999                236 208
   Other assets                                                                        31 885                 68 905
----------------------------------------------------------------------------------------------------------------------
   Total assets                                                                   325 393 430            211 906 678
----------------------------------------------------------------------------------------------------------------------


   LIABILITIES
---------------------------------------------------------------------------------------------------------------------
   Accounts payable and accrued liabilities                                          509 028                 962 155
   Deferred South African tax liability                                             3 461 175                    --
----------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                3 970 203                962 155
----------------------------------------------------------------------------------------------------------------------
   NET ASSETS (SHAREHOLDERS' INVESTMENT)                                          321 423 227            210 944 523
----------------------------------------------------------------------------------------------------------------------
   Ordinary (common) shares R 0.25 nominal (par) value
      Authorized: 24 000 000 shares
      Issued and Outstanding: 9 600 000 shares                                      3 360 000              3 360 000
   Share premium (capital surplus)                                                 27 489 156             27 489 156
   Undistributed net investment income                                             58 663 135             58 225 358
   Undistributed net realized (loss) from foreign currency transactions           (51 220 869)           (40 378 157)
   Undistributed net realized gain on investments                                 115 112 525            110 174 594
   Net unrealized appreciation on investments                                     166 709 091             53 028 160
   Net unrealized appreciation (depreciation) on translation of assets
   and liabilities in foreign currency                                              1 310 189               (954 588)
----------------------------------------------------------------------------------------------------------------------
   Net assets                                                                    $321 423 227           $210 944 523
----------------------------------------------------------------------------------------------------------------------
   Net assets per share                                                                $33.48                 $21.97
----------------------------------------------------------------------------------------------------------------------

   The closing price of the Company's shares on the New York Stock Exchange was $30.06 and $19.83 on November 30, 2002 and 2001, respectively.

   The notes to the financial statements form an integral part of these statements.

STATEMENTS OF OPERATIONS

Years ended November 30, 2002 and 2001

-------------------------------------------------------------------------------------------------------------------------


                                                                                            2002                 2001
-------------------------------------------------------------------------------------------------------------------------
   Investment income
      Dividend income                                                               $ 10 423 088         $ 10 839 535
      Interest income                                                                    499 036            1 062 114
-------------------------------------------------------------------------------------------------------------------------
          Total investment income                                                     10 922 124           11 901 649
-------------------------------------------------------------------------------------------------------------------------
   Expenses
      Shareholders' report and proxy expenses                                            103 129              229 981
      Directors' fees and expenses                                                       538 420              440 456
      Salaries and benefits                                                              297 796              234 638
      Other administrative expenses                                                      373 250              362 515
      Transfer agent, registrar and custodian                                            107 433              121 028
      Professional fees and expenses                                                     511 274              425 726
      Insurance                                                                          104 595               88 165
      Contributions                                                                       80 793               48 655
      Other                                                                              311 444              324 101
-------------------------------------------------------------------------------------------------------------------------
          Total expenses                                                               2 428 134            2 275 265
-------------------------------------------------------------------------------------------------------------------------
      Net investment income before South African tax                                   8 493 990            9 626 384
      South African tax                                                                 (376 213)             (20 000)
-------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                               8 117 777            9 606 384
-------------------------------------------------------------------------------------------------------------------------
      Net realized gain from investments
      Proceeds from sales                                                             13 409 630           29 385 423
      Cost of securities sold                                                         (8 399 743)             (60 724)
      South African tax                                                                  (71 956)                  --
-------------------------------------------------------------------------------------------------------------------------
   Net realized gain from investments                                                  4 937 931           29 324 699
-------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) from foreign currency transactions
      Investments                                                                     (9 832 299)            (602 612)
      Foreign currency                                                                   505 300           (1 584 831)
      South African tax                                                               (1 515 713)            (125 000)
-------------------------------------------------------------------------------------------------------------------------
   Net realized (loss) from foreign currency transactions                            (10 842 712)          (2 312 443)
-------------------------------------------------------------------------------------------------------------------------
   Net increase in unrealized appreciation on investments
      Balance, beginning of year                                                      53 028 160           39 591 628
      Balance, end of year                                                           170 170 266           53 028 160
-------------------------------------------------------------------------------------------------------------------------
   Increase                                                                          117 142 106           13 436 532
   Deferred South African tax                                                         (3 461 175)                  --
-------------------------------------------------------------------------------------------------------------------------
   Net increase in unrealized appreciation on investments                            113 680 931           13 436 532
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in unrealized appreciation on translation of
      assets and liabilities in foreign currency                                         743 200              793 587
   South African tax benefit (tax)                                                     1 521 577             (950 000)
-------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in unrealized appreciation (depreciation) on
      translation of assets and liabilities in foreign currency                        2 264 777             (156 413)
-------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain from investments and foreign currency
      transactions                                                                   110 040 927           40 292 375
-------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                             $118 158 704          $49 898 759
-------------------------------------------------------------------------------------------------------------------------

   The notes to the financial statements form an integral part of these statements.

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS

Years ended November 30, 2002 and 2001

--------------------------------------------------------------------------------------------------------------------
                                                                           November 30,           November 30,
      STATEMENTS OF SURPLUS                                                        2002                   2001
--------------------------------------------------------------------------------------------------------------------
      Share premium (capital surplus)
          Balance, beginning and end of year                               $ 27 489 156           $ 27 489 156
--------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income
          Balance, beginning of year                                       $ 58 225 358           $ 56 298 974
          Net investment income for the year                                  8 117 777              9 606 384
          Dividends paid                                                     (7 680 000)            (7 680 000)
--------------------------------------------------------------------------------------------------------------------
          Balance, end of period                                           $ 58 663 135           $ 58 225 358
--------------------------------------------------------------------------------------------------------------------
      Undistributed net realized (loss) from
        foreign currency transactions
          Balance, beginning of year                                       $(40 378 157)          $(38 065 714)
          Net realized (loss) for the year                                  (10 842 712)            (2 312 443)
--------------------------------------------------------------------------------------------------------------------
          Balance, end of year                                             $(51 220 869)          $(40 378 157)
--------------------------------------------------------------------------------------------------------------------
      Undistributed net realized gain from investments
          (Computed on identified cost basis)
          Balance, beginning of year                                       $110 174 594            $80 849 895
          Net realized gain for the year                                      4 937 931             29 324 699
--------------------------------------------------------------------------------------------------------------------
          Balance, end of year                                             $115 112 525           $110 174 594
--------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation on investments
          Balance, beginning of year                                       $ 53 028 160           $ 39 591 628
          Net increase for the year                                         113 680 931             13 436 532
--------------------------------------------------------------------------------------------------------------------
          Balance, end of year                                             $166 709 091           $ 53 028 160
--------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in foreign currency
          Balance, beginning of year                                       $   (954 588)          $   (798 175)
          Net unrealized appreciation (depreciation)
            for the year                                                      2 264 777               (156 413)
--------------------------------------------------------------------------------------------------------------------
          Balance, end of year                                             $  1 310 189           $   (954 588)
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------


      STATEMENTS OF CHANGES IN NET ASSETS                                          2002                   2001
-------------------------------------------------------------------------------------------------------------------
      Net investment income                                                $  8 117 777           $  9 606 384
      Net realized gain from investments                                      4 937 931             29 324 699
      Net realized (loss) from foreign currency
        transactions                                                        (10 842 712)            (2 312 443)
      Net increase in unrealized appreciation on investments                113 680 931             13 436 532
      Net unrealized appreciation (depreciation) on translation
        of assets and liabilities in foreign currency                         2 264 777               (156 413)
-------------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations                  118 158 704             49 898 759
      Dividends paid                                                         (7 680 000)            (7 680 000)
-------------------------------------------------------------------------------------------------------------------
      Net increase in net assets                                            110 478 704             42 218 759
      Net assets, beginning of year                                         210 944 523            168 725 764
-------------------------------------------------------------------------------------------------------------------
      Net assets, end of year                                              $321 423 227           $210 944 523
-------------------------------------------------------------------------------------------------------------------

      The notes to the financial statements form an integral part of these statements.

NOTES TO FINANCIAL STATEMENTS

Years ended November 30, 2002 and 2001

1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES The following is a summary of the Company's significant accounting policies:

A. INVESTMENTS

Security transactions are recorded on the respective trade dates. Securities owned are reflected in the accompanying financial statements at quoted market value. The difference between cost and current market value is reflected separately as net increase in unrealized appreciation on investments. The net realized gain or loss from the sale of securities is determined on the identified cost basis.

   Quoted market value of those shares traded represents the last recorded sales price on the financial statement date, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the ask price less 1%, as applicable, is used.

   There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

B. EXCHANGE GAINS AND LOSSES

The Company records exchange gains and losses in accordance with the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP"). The SOP requires separate disclosure in the accompanying financial statements of net realized gain (loss) from foreign currency transactions, and inclusion of unrealized gain (loss) on the translation of currency as part of net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME

During the year ended November 30, 2002 sales of securities amounted to $13,409,630 and purchases of securities amounted to $19,129,051. During the year ended November 30, 2001 sales of securities amounted to $29,385,423 and purchases of securities amounted to $21,474,429. Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend) net of withholding taxes, if any. Interest income is recognized on the accrual basis.

D. DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date.

E. USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

2 TAX STATUS OF THE COMPANY Pursuant to the South African Income Tax Act, as amended, the Company is subject to tax on dividends received from sources other than South Africa as well as foreign exchange gains. In addition, in terms of the residence based system of taxation, beginning with the fiscal year ended November 30, 2002, the Company is subject to tax on interest earned on cash deposits. A provision for South African taxes of $370,349 and $1,095,000 for these items has been included in the accompanying financial statements for the fiscal years ended November 30, 2002 and November 30, 2001, respectively.

    Effective October 1, 2001, the Company became subject to a tax on capital gains realized on the disposal of South African and foreign securities. The tax on capital gains will only be levied on the appreciation in value of securities since October 1, 2001 or a taxable gain determined based on a time apportionment method. Under the apportionment method, only that portion of the total appreciation (gain) allocated to the period after October 1, 2001 will be taxable. A tax provision of $71,956 has been included in the accompanying financial statements for realized capital gains during the fiscal year ended November 30, 2002. A deferred tax liability of $3,461,175 has been recorded for the fiscal year ended November 30, 2002 for the tax on the unrealized capital gains on securities.

    Management continues to seek exemptions from the taxes on capital gains and foreign exchange gains under the South African Income Tax Act. However, it is uncertain whether the Company will be granted such exemptions. A resolution of this matter is expected in 2003.

     The reporting for financial statement purposes of distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 13 and 14 for additional tax information for United States shareholders.

3 CURRENCY EXCHANGE There are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

4 RETIREMENT PLAN Effective April 1, 1989, the Company established a defined contribution plan (the "Plan") to replace its previous pension plan. The Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Plan. The Plan provides for immediate vesting by the employee without regard to length of service. During the years ended November 30, 2002 and 2001 there were no covered employees under the plan and, consequently, no retirement expense was incurred.

   In 1993, the Company purchased an annuity policy as a retirement benefit for the Chairman at an annual cost of $25,000 per year for five years. Since December 1, 1998 the Company has accrued the retirement benefit for the Chairman on an annual basis. During the years ended November 30, 2002 and November 30, 2001 the annual cost to the Company was $31,250 and $28,125 per year, respectively. At November 30, 2002, the Company has recorded a liability of $114,075 related to this benefit.

5 COMMITMENTS The Company's lease for office space in Johannesburg expired in February 2002. The Company has renewed the lease for a period of twelve months at an annual cost of approximately $35,000.

FINANCIAL HIGHLIGHTS

                                                                                    Year Ended November 30
-------------------------------------------------------------------------------------------------------------------------------
                                                                2002          2001          2000         1999          1998
-------------------------------------------------------------------------------------------------------------------------------
      PER SHARE OPERATING PERFORMANCE

-------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of year                     $ 21.97       $ 17.58       $ 22.51      $ 19.01       $ 20.45
-------------------------------------------------------------------------------------------------------------------------------
      Net investment income                                      .85          1.00           .61          .58           .66
      Net realized gain from investments                         .51          3.05          1.00          .62           .32
      Net realized (loss) from foreign currency transactions   (1.13)         (.24)        (1.02)        (.95)         (.11)
      Net increase (decrease) in unrealized appreciation
        on investments                                         11.84          1.40         (4.88)        3.84         (1.49)
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in foreign
        currency                                                 .24          (.02)         (.04)         .01          (.02)
-------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
        operations                                             12.31          5.19         (4.33)        4.10          (.64)
      Less dividends                                            (.80)         (.80)         (.60)        (.60)         (.80)
-------------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of year                           $ 33.48       $ 21.97       $ 17.58      $ 22.51       $ 19.01
===============================================================================================================================



      Market value per share, end of year                     $30.06        $19.83       $ 14.56     $ 19.125      $ 19.125


      TOTAL INVESTMENT RETURN(1)
      Based on market value per share                          55.72%        41.76%       (21.06%)       3.44%        (3.30%)


      RATIOS TO AVERAGE NET ASSETS(1)
      Expenses                                                   .91%         1.10%         1.15%        1.13%         1.15%
      Net investment income                                     2.63%         4.61%         3.06%        3.02%         3.34%


      SUPPLEMENTAL DATA
      Net assets, end of year (000 omitted)                 $321 423      $210 944      $168 726     $216 051      $182 530
      Portfolio turnover rate                                   4.41%        11.18%         7.43%        6.66%         1.06%



      Per share calculations are based on the 9,600,000 shares outstanding.
      (1) Determined in U.S. dollar terms.



SUPPLEMENTARY INFORMATION

Years ended November 30, 2002 and 2001

------------------------------------------------------------------------------------------------------------------------------
      CERTAIN FEES INCURRED BY THE COMPANY                                             2002                            2001
------------------------------------------------------------------------------------------------------------------------------
      Directors' fees                                                             $ 220 000                      $  231 000
      Officers' salaries                                                            285 018                         225 536
      Auditors                                                                       50 000                          66 777
------------------------------------------------------------------------------------------------------------------------------

      The notes to the financial statements form an integral part of these statements.

CERTAIN TAX INFORMATION FOR
UNITED STATES SHAREHOLDERS (UNAUDITED)

From  December 1, 1963 through  November 30, 1987,  the Company was treated as a
"foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code. Under that section, a United States shareholder who has held his shares in the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long-term capital gain rates on the excess.

   The Company's per share earnings and profits accumulated (undistributed) in each of the taxable years from 1964 through 1987 is given below in United States currency. All the per share amounts give effect to the two-for-one stock splits that became effective on May 10, 1966, May 10, 1973 and May 9, 1975. All the per share amounts reflect distributions through November 30, 2001.

Year ended November 30                                   Per year        Per day
--------------------------------------------------------------------------------
1964                                                       $ .042        $.00012
--------------------------------------------------------------------------------
1965                                                         .067         .00019
--------------------------------------------------------------------------------
1966                                                         .105         .00029
--------------------------------------------------------------------------------
1967                                                         .277         .00076
--------------------------------------------------------------------------------
1968                                                         .241         .00066
--------------------------------------------------------------------------------
1969                                                         .461         .00126
--------------------------------------------------------------------------------
1970                                                         .218         .00060
--------------------------------------------------------------------------------
1971                                                         .203         .00056
--------------------------------------------------------------------------------
1972                                                         .445         .00122
--------------------------------------------------------------------------------
1973                                                         .497         .00136
--------------------------------------------------------------------------------
1974                                                        1.151         .00316
--------------------------------------------------------------------------------
1975                                                         .851         .00233
--------------------------------------------------------------------------------
1976                                                         .370         .00101
--------------------------------------------------------------------------------
1977                                                         .083         .00023
--------------------------------------------------------------------------------
1978                                                         .357         .00098
--------------------------------------------------------------------------------
1979                                                         .219         .00060
--------------------------------------------------------------------------------
1980                                                        1.962         .00538
--------------------------------------------------------------------------------
1981                                                         .954         .00261
--------------------------------------------------------------------------------
1982                                                         .102         .00028
--------------------------------------------------------------------------------
1983                                                          -0-            -0-
--------------------------------------------------------------------------------
1984                                                          -0-            -0-
--------------------------------------------------------------------------------
1985                                                       (.151)       (.00041)
--------------------------------------------------------------------------------
1986                                                          -0-            -0-
--------------------------------------------------------------------------------
1987                                                          -0-            -0-
--------------------------------------------------------------------------------

   Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987. The manner in which these rules apply depends on whether a United States shareholder (1) elects to treat the Company as a qualified electing fund ("QEF") with respect to his Company shares, or (2) for taxable years of such United States shareholder beginning after December 31, 1997, elects to "mark-to-market" his Company shares as of the close of each taxable year, or (3) makes neither election.

   In general, if a United States shareholder of the Company does NOT make either such election, any gain realized on the direct or indirect disposition of his Company shares will be treated as ordinary income. In addition, such shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to certain "excess distributions" made by the Company. Furthermore, shares held by such shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a "disposition" would include a U.S. taxpayer's becoming a nonresident alien.

   As noted, the general tax consequences described in the preceding paragraph apply to an "excess distribution" on Company shares, which is defined as a distribution by the Company for a taxable year that is more than 125% of the average amount it distributed for the three preceding taxable years.* If the Company makes an excess distribution in a taxable year, a United States shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the ENTIRE holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior years to which the distribution is allocated and interest charges being imposed on the resulting "underpayment" of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a United States shareholder as a normal dividend (see above), with no interest charge.

   If a United  States  shareholder  elects to treat the  Company  as a QEF with respect to his shares therein for the first year he holds his shares during which the Company is a PFIC (or who later makes the QEF election and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective), the rules described in the preceding paragraphs generally will not apply. Instead, the electing United States shareholder will include annually in his gross income his PRO RATA share of the Company's ordinary earnings and net capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who makes a valid QEF election

------------
* For example, the Company made annual distributions of $.80, $.60 and $.60 per share during the taxable years ended November 30, 2001, 2000 and 1999, respectively, an average per year of $.667 per share. Accordingly, any distribution in excess of $.833 per share (125% of $.667) would be treated as an excess distribution for the taxable year ended November 30, 2002. (All amounts in U.S. currency.)

will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987, as described above.

   Alternatively, if a United States shareholder makes the mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder will be required annually to report any unrealized gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by the electing United States shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a United States shareholder that held his PFIC stock prior to the first taxable year for which the mark-to-market election was effective.

   A United States shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to United States shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

   Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the taxable year of the Company ends. A QEF election is effective for the shareholder's taxable year for which it is made and all subsequent taxable years of the shareholder and may not be revoked without the consent of the Internal Revenue Service. A shareholder of the Company who first held his Company shares after November 30, 2001 and who files his tax return on the basis of a calendar year may make a QEF election on his 2002 tax return. A shareholder of the Company who first held his Company shares on or before November 30, 2001 may also make the QEF election on his 2002 tax return, but should consult his tax advisor concerning the tax consequences and special rules that apply where a QEF election could have been made with respect to such shares for an earlier taxable year.

   The QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, the QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his QEF inclusion for the year to which the election applies. In order to allow United States shareholders to make the QEF elections and to comply with the applicable annual reporting requirements, the Company annually will provide to them a "PFIC Annual Information Statement" containing certain information required by Treasury regulations.

   In early 2003 the Company will send to United States shareholders the PFIC Annual Information Statement for the Company's 2002 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his income tax return each year. Other United States shareholders also must attach completed Forms 8621 to their tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

   Special rules apply to United States persons who hold Company shares through intermediate entities or persons and to United States shareholders who directly or indirectly pledge their shares, including those in a margin account.

   Ordinarily, the tax basis that is obtained by a transferee of property on the death of the owner of that property is adjusted to the property's fair market value on the date of death (or alternate valuation date). If a United States shareholder dies owning shares with respect to which he did not elect QEF treatment (or elected such treatment after the first year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to the fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder's basis therein immediately before his death. If a United States shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder's holding period during which the Company was a PFIC (or the shareholder elected to treat the shares as if sold on the first day of the first taxable year of the Company for which the QEF election was effective), then the basis increase generally will be available unless the holding period for his shares began on or prior to November 30, 1987. In the latter case, in general, any otherwise applicable basis increase will be reduced to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987.

   DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

DIVIDEND REINVESTMENT PLAN

EquiServe Trust Company, N.A. ("EquiServe") has been engaged to offer a dividend reinvestment plan (the "Plan") to shareholders. Shareholders must elect to participate in the Plan by signing an authorization. The authorization appoints EquiServe as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) which become payable to such participant on the Company's shares (including shares registered in his or her name and shares accumulated under the Plan) and (ii) any voluntary cash payments ($50 minimum, $3,000 maximum per dividend period) received from such participant within 30 days prior to such dividend payment date.

   For the purpose of making purchases, EquiServe will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant's account.

   For each participant, a service charge of 5% of the combined amount of the participant's dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant, will be deducted (and paid to EquiServe) prior to each purchase of shares. Shareholder sales of shares held by EquiServe in the Plan are subject to a fee of $10.00 plus applicable brokerage commissions deducted from the proceeds of the sale. Additional nominal fees are charged by EquiServe for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement 1099 reports older than three years.

   Participation in the Plan may be terminated by a participant at any time by written instructions to EquiServe. Upon termination, a participant will receive a certificate for the full number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares.

   Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See "Certain tax information for United States shareholders" for more information regarding tax consequences to U.S. investors of an investment in shares of the Company, including the effect of the Company's status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

   An investor participating in the Plan may not hold his or her shares in a "street name" brokerage account.

   Additional information regarding the Plan may be obtained from EquiServe Dividend Reinvestment Plan, 150 Royall St., Canton, MA 02021. Information may
also be obtained by calling EquiServe's Telephone Response Center at 800-446-2617 between 8:30 a.m. and 5 p.m., Eastern time, Monday through Friday.



--------------------------------------------------------------------------------
CHANGE IN AUDITORS

   In November 2001, the Board of Directors of the Company selected Arthur Andersen LLP ("Andersen") as its independent public accountant for the fiscal year ended November 30, 2002. At a Board meeting held on July 25, 2002, the Board of Directors of the Company, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Company, elected to terminate the appointment of Andersen in light of recent events involving that firm and selected Ernst & Young LLP as the Company's independent public accountant for the 2002 fiscal year. The decision to change accountants was approved by the Company's Audit Committee.

   Andersen's reports on the Company's financial statements for the Company's two most recent fiscal years prior to the fiscal year ended November 30, 2002 contained no adverse opinion or disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope, or accounting principles. During those fiscal years and the subsequent period preceding Andersen's dismissal, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

THE BOARD OF DIRECTORS OF ASA LIMITED


Each of the individuals listed below serves as a director for ASA Limited.

INTERESTED DIRECTORS

ROBERT J.A. IRWIN (75)

c/o LGN Associates, P.O. Box 269 Florham Park, NJ 07932
Position held with the Company: Chairman & Treasurer
Director since: 1987
Principal Occupations During Past 5 Years: Chairman of ASA Limited Other Directorships held by Director: Former director of Niagara Share
   Corporation

CHESTER A. CROCKER (61)

c/o LGN Associates, P.O. Box 269 Florham Park, NJ 07932
Position held with the Company: Director and U.S. Secretary since 1999 Director since: 1996
Principal Occupations During Past 5 Years: James R. Schlesinger Professor of
   Strategic Studies, School of Foreign Service, Georgetown University; President of Crocker Group (consultants)
Other Directorships held by Director: Chairman and Director of United States
   Institute of Peace, Director of Ashanti Goldfields, Ltd. Director of Africa Holdings Ltd., Director of Modern Africa Growth & Income Fund

RONALD L. MCCARTHY (69)

c/o LGN Associates, P.O. Box 269 Florham Park, NJ 07932
Position held with the Company: Director and Managing Director since 1988 Director since: 1988
Principal Occupations During Past 5 Years: Managing Director of ASA Limited Other Directorships held by Director: None


--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

HENRY R. BRECK (65)

c/o LGN Associates, P.O. Box 269 Florham Park, NJ 07932
Position held with the Company: Director
Director since: 1996
Principal Occupations During Past 5 Years: Chairman and a director of Ark
   Asset Management Co., (registered investment adviser)
Other Directorships held by Director: Director of Butler Capital Corp.

HARRY M. CONGER (72)

c/o LGN Associates, P.O. Box 269 Florham Park, NJ 07932
Position held with the Company: Director
Director since: 1984
Principal Occupations During Past 5 Years: Chairman and CEO Emeritus of
   Homestake Mining Company
Other Directorships held by Director: Director of Apex Silver Mines, Trustee of the California Institute of Technology

JOSEPH C. FARRELL (67)

c/o LGN Associates, P.O. Box 269 Florham Park, NJ 07932
Position held with the Company: Director
Director since: 1999
Principal Occupations During Past 5 Years: Chairman, President and CEO of
   The Pittston Company
Other Directorships held by Director: Director of Universal Corporation

JAMES G. INGLIS (58)

c/o LGN Associates, P.O. Box 269 Florham Park, NJ 07932
Position held with the Company: Director
Director since: 1998
Principal Occupations During Past 5 Years: Chairman of Melville Douglas
   Investment Management (Pty) Ltd.
Other Directorships held by Director: None

MALCOLM W. MACNAUGHT (65)

c/o LGN Associates, P.O. Box 269 Florham Park, NJ 07932
Position held with the Company: Director
Director since: 1998
Principal Occupations During Past 5 Years: Former Vice President
   and Portfolio Manager at Fidelity Investments
Other Directorships held by Director: Director of Meridian Gold
   Corporation

ROBERT A. PILKINGTON (57)

c/o LGN Associates, P.O. Box 269 Florham Park, NJ 07932
Position held with the Company: Director
Director since: 1979
Principal Occupations During Past 5 Years: Investment banker and
   Managing Director of UBS Warburg LLC or predecessor companies since 1985
Other Directorships held by Director: Director of Avocet Mining PLC

A. MICHAEL ROSHOLT (82)

c/o LGN Associates, P.O. Box 269 Florham Park, NJ 07932
Position held with the Company: Director
Director since: 1982
Principal Occupations During Past 5 Years: Chairman of the
   National Business Initiative (South Africa), a non-profit organization Other Directorships held by Director: Former Chairman of Barlow
   Rand Limited


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